UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21990

Fidelity Commonwealth Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2020

Item 1.

Reports to Stockholders

Fidelity® Small Cap Enhanced Index Fund

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Enhanced Index Fund	(9.18)%	2.92%	10.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Enhanced Index Fund on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$26,195	Fidelity® Small Cap Enhanced Index Fund
$26,932	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund returned -9.18%, trailing the -4.92% result of the benchmark Russell 2000® Index. Security selection in the real estate, consumer discretionary, health care and industrials sectors all were negative factors behind the fund's relative underperformance. Individually, the portfolio's biggest negative was Liberty TripAdvisor Holdings (-71%), a provider of online travel information that reported poor financial results amid increased competition. Another challenge for relative performance was RMR Group (-46%), an owner of various real estate businesses. The company's diverse real estate portfolio includes various owners of retail, lodging and senior-housing facilities – three lagging areas of the commercial property market the 12 months. Further detracting was the fund's untimely positioning in Coca-Cola Bottling Co. Consolidated (-50%), a maker, seller and distributor of Coca-Cola products, along with virtual health-care-services provider Teladoc Health (+51%), a strong-performing benchmark component to which the fund lacked any exposure for the vast majority of the reporting period. On the positive side, the fund was well positioned in the lagging energy sector, where both stock picking and a helpful underweighting added value. The portfolio's biggest individual contributor was Synaptics (+58%), a maker of computer touchpads and other electronic interfaces. Much of the firm's share-price gain came in February, after the company reported better-than-anticipated profits and revenue. Another key contributor was Atkore International Group (+60%). Strong financial results boosted this maker of products related to electrical wiring. Also adding value was semiconductor manufacturer Cirrus Logic (+71%), which generated strong financial results on healthy demand for its specialized chips.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Haemonetics Corp.	0.8
Deckers Outdoor Corp.	0.8
Generac Holdings, Inc.	0.8
Portland General Electric Co.	0.8
EMCOR Group, Inc.	0.7
Amedisys, Inc.	0.7
Tandem Diabetes Care, Inc.	0.7
Box, Inc. Class A	0.7
Essent Group Ltd.	0.7
Cirrus Logic, Inc.	0.7
7.4

Top Market Sectors as of February 29, 2020

% of fund's net assets
Health Care	20.4
Financials	17.4
Industrials	17.1
Information Technology	14.4
Consumer Discretionary	10.1
Real Estate	6.4
Materials	4.2
Utilities	2.9
Consumer Staples	2.5
Communication Services	2.4

Asset Allocation (% of fund's net assets)

As of February 29, 2020*
Stocks and Equity Futures	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 4.8%

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
COMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 0.8%
Cogent Communications Group, Inc.	49,139	$3,587,638
Consolidated Communications Holdings, Inc.	38,170	237,417
Iridium Communications, Inc. (a)	2,697	73,008
Ooma, Inc. (a)	21,796	279,643
		4,177,706
Entertainment - 0.0%
Glu Mobile, Inc. (a)	19,412	138,213
Interactive Media & Services - 1.0%
CarGurus, Inc. Class A (a)(b)	45,216	1,152,556
EverQuote, Inc. Class A (a)(b)	5,361	217,764
Liberty TripAdvisor Holdings, Inc. (a)	42,084	183,276
Yelp, Inc. (a)	104,767	3,276,064
Zedge, Inc. (a)	19,804	28,755
		4,858,415
Media - 0.4%
A.H. Belo Corp. Class A	5,107	12,768
Cardlytics, Inc. (a)	12,948	1,027,942
Emerald Expositions Events, Inc. (b)	11,235	77,072
Lee Enterprises, Inc. (a)(b)	2,736	4,104
MSG Network, Inc. Class A (a)	49,914	630,913
National CineMedia, Inc.	1,868	14,365
TechTarget, Inc. (a)	18,282	422,863
		2,190,027
Wireless Telecommunication Services - 0.2%
Shenandoah Telecommunications Co.	25,442	1,130,388

TOTAL COMMUNICATION SERVICES		12,494,749

CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.3%
Adient PLC (a)	37,532	898,141
Modine Manufacturing Co. (a)	8,210	61,247
Visteon Corp. (a)(b)	6,236	405,589
		1,364,977
Distributors - 0.1%
Core-Mark Holding Co., Inc.	20,572	473,362
Diversified Consumer Services - 0.2%
American Public Education, Inc. (a)	7,330	163,166
Collectors Universe, Inc.	12,674	291,565
Weight Watchers International, Inc. (a)	23,563	706,890
		1,161,621
Hotels, Restaurants & Leisure - 1.5%
Bloomin' Brands, Inc.	88,427	1,590,802
Brinker International, Inc. (b)	63,290	2,174,012
Dine Brands Global, Inc.	3,094	253,244
Everi Holdings, Inc. (a)	189,188	1,967,555
Jack in the Box, Inc.	251	17,284
RCI Hospitality Holdings, Inc.	21,028	423,714
Scientific Games Corp. Class A (a)	58,292	1,063,246
The Cheesecake Factory, Inc. (b)	12,494	445,161
		7,935,018
Household Durables - 3.3%
Bassett Furniture Industries, Inc.	2,379	23,481
Cavco Industries, Inc. (a)	8,948	1,804,991
Ethan Allen Interiors, Inc.	51,769	683,351
Flexsteel Industries, Inc.	20,975	288,197
Installed Building Products, Inc. (a)	3,200	211,360
KB Home	102,992	3,356,509
La-Z-Boy, Inc.	62,588	1,793,146
M.D.C. Holdings, Inc.	40,654	1,599,328
M/I Homes, Inc. (a)	76,614	2,852,339
Meritage Homes Corp. (a)	7,699	488,579
Taylor Morrison Home Corp. (a)	85,852	1,933,387
TopBuild Corp. (a)	642	64,842
TRI Pointe Homes, Inc. (a)	109,424	1,677,470
		16,776,980
Internet & Direct Marketing Retail - 0.2%
Shutterstock, Inc.	33,078	1,274,826
Leisure Products - 0.3%
Acushnet Holdings Corp.	7,328	186,498
Johnson Outdoors, Inc. Class A (b)	17,253	1,076,760
Malibu Boats, Inc. Class A (a)	3,597	158,052
		1,421,310
Specialty Retail - 2.9%
Asbury Automotive Group, Inc. (a)(b)	11,392	1,009,787
Group 1 Automotive, Inc.	28,103	2,395,219
Haverty Furniture Companies, Inc.	54,804	921,803
Office Depot, Inc.	381,061	895,493
Rent-A-Center, Inc.	73,303	1,560,621
RH (a)	1,023	185,572
Sally Beauty Holdings, Inc. (a)(b)	160,869	2,001,210
Shoe Carnival, Inc. (b)	44,670	1,336,080
Signet Jewelers Ltd.	50,977	1,188,784
Sleep Number Corp. (a)	51,893	2,285,887
Sonic Automotive, Inc. Class A (sub. vtg.)	44,447	1,244,516
		15,024,972
Textiles, Apparel & Luxury Goods - 1.3%
Crocs, Inc. (a)	57,200	1,496,924
Deckers Outdoor Corp. (a)	23,739	4,125,838
Rocky Brands, Inc.	9,809	238,849
Steven Madden Ltd.	25,631	838,134
Vera Bradley, Inc. (a)	23,134	191,087
		6,890,832

TOTAL CONSUMER DISCRETIONARY		52,323,898

CONSUMER STAPLES - 2.5%
Beverages - 1.2%
Boston Beer Co., Inc. Class A (a)	9,435	3,498,404
Coca-Cola Bottling Co. Consolidated	12,348	2,424,900
		5,923,304
Food & Staples Retailing - 0.5%
BJ's Wholesale Club Holdings, Inc. (a)	11,228	216,251
Ingles Markets, Inc. Class A	51,631	1,846,841
Natural Grocers by Vitamin Cottage, Inc. (b)	27,741	191,413
Performance Food Group Co. (a)	2,844	120,586
Village Super Market, Inc. Class A (b)	1,423	29,243
Weis Markets, Inc. (b)	6,852	255,237
		2,659,571
Food Products - 0.3%
Freshpet, Inc. (a)	9,009	598,738
John B. Sanfilippo & Son, Inc.	7,146	501,578
The Simply Good Foods Co. (a)	12,093	266,772
		1,367,088
Personal Products - 0.3%
USANA Health Sciences, Inc. (a)	22,490	1,486,589
Tobacco - 0.2%
Vector Group Ltd.	106,611	1,238,820

TOTAL CONSUMER STAPLES		12,675,372

ENERGY - 0.9%
Energy Equipment & Services - 0.2%
Archrock, Inc.	102,607	723,379
ProPetro Holding Corp. (a)	25,308	221,698
		945,077
Oil, Gas & Consumable Fuels - 0.7%
Delek U.S. Holdings, Inc.	18,978	405,750
DHT Holdings, Inc.	233,060	1,293,483
Evolution Petroleum Corp.	4,916	23,154
Falcon Minerals Corp.	14,911	59,569
GasLog Ltd.	109,937	616,747
Nordic American Tanker Shipping Ltd.	190,587	613,690
Teekay Tankers Ltd. (a)	30,287	501,250
W&T Offshore, Inc. (a)	89,228	231,993
World Fuel Services Corp.	5,679	160,602
		3,906,238

TOTAL ENERGY		4,851,315

FINANCIALS - 17.4%
Banks - 6.6%
1st Source Corp.	14,649	615,990
BancFirst Corp.	57,639	2,956,881
Bancorp, Inc., Delaware (a)	14,688	178,753
Boston Private Financial Holdings, Inc.	23,226	226,570
Brookline Bancorp, Inc., Delaware	7,519	104,289
Cadence Bancorp Class A	70,401	994,062
Capital City Bank Group, Inc.	3,745	99,804
Cathay General Bancorp (b)	100,524	3,094,129
Centerstate Banks of Florida, Inc.	9,122	184,538
Codorus Valley Bancorp, Inc.	433	8,920
Community Bank System, Inc.	4,433	269,571
Community Trust Bancorp, Inc.	11,647	450,506
Financial Institutions, Inc.	18,467	496,947
First Bancorp, North Carolina (b)	2,519	80,860
First Bancorp, Puerto Rico	352,341	2,797,588
First Interstate Bancsystem, Inc.	34,333	1,169,382
Fulton Financial Corp. (b)	228,375	3,300,019
Great Southern Bancorp, Inc.	29,244	1,500,510
Hancock Whitney Corp.	79,192	2,652,932
HBT Financial, Inc.	2,175	33,669
Hilltop Holdings, Inc.	6,489	135,166
Hope Bancorp, Inc.	18,073	220,671
IBERIABANK Corp.	6,394	384,855
International Bancshares Corp.	90,725	3,093,723
Investors Bancorp, Inc.	318,680	3,358,887
Lakeland Bancorp, Inc.	8,387	120,815
National Bankshares, Inc.	467	16,322
OFG Bancorp	47,911	802,030
Old National Bancorp, Indiana	10,014	157,821
Peapack-Gladstone Financial Corp.	13,574	372,606
Peoples Bancorp, Inc.	2,599	74,201
Republic Bancorp, Inc., Kentucky Class A	6,011	214,833
Sandy Spring Bancorp, Inc.	9,418	289,698
Sierra Bancorp	14,292	340,435
South Plains Financial, Inc.	428	8,573
The Bank of NT Butterfield & Son Ltd.	22,330	618,094
Trustmark Corp.	7,556	203,256
UMB Financial Corp.	24,727	1,437,875
Univest Corp. of Pennsylvania	7,501	175,523
WesBanco, Inc.	27,387	838,316
		34,079,620
Capital Markets - 3.4%
Ares Management Corp.	7,548	261,085
Artisan Partners Asset Management, Inc.	100,727	2,878,778
Cohen & Steers, Inc.	47,195	2,956,767
Federated Hermes, Inc. Class B (non-vtg.)	113,233	3,266,772
Houlihan Lokey	17,011	871,303
INTL FCStone, Inc. (a)	34,734	1,582,134
Oppenheimer Holdings, Inc. Class A (non-vtg.)	36,094	856,511
Piper Jaffray Companies (b)	23,303	1,633,074
Pzena Investment Management, Inc.	7,542	49,249
Silvercrest Asset Management Group Class A	852	9,849
Stifel Financial Corp.	4,223	229,900
Virtus Investment Partners, Inc.	1,112	122,765
Waddell & Reed Financial, Inc. Class A (b)	201,720	2,775,667
Westwood Holdings Group, Inc.	1,901	48,247
		17,542,101
Consumer Finance - 1.0%
Enova International, Inc. (a)	127,725	2,454,875
LendingClub Corp. (a)	2,859	31,478
Nelnet, Inc. Class A	47,772	2,536,693
		5,023,046
Diversified Financial Services - 0.8%
Cannae Holdings, Inc. (a)	94,039	3,506,714
Marlin Business Services Corp.	30,934	608,162
		4,114,876
Insurance - 2.8%
Amerisafe, Inc.	21,296	1,387,860
Crawford & Co. Class B	5,563	37,995
eHealth, Inc. (a)	17,721	2,079,559
Employers Holdings, Inc.	10,695	412,185
Genworth Financial, Inc. Class A	5,803	22,632
Goosehead Insurance (b)	54,557	2,959,172
Hallmark Financial Services, Inc. (a)	2,704	38,343
Horace Mann Educators Corp.	43,693	1,700,968
Investors Title Co.	513	84,111
National General Holdings Corp.	36,449	709,662
RLI Corp.	3,278	263,486
Selective Insurance Group, Inc.	49,201	2,744,432
Trupanion, Inc. (a)(b)	66,073	2,031,084
		14,471,489
Mortgage Real Estate Investment Trusts - 0.1%
Invesco Mortgage Capital, Inc.	8,453	135,924
Ladder Capital Corp. Class A	30,125	459,406
		595,330
Thrifts & Mortgage Finance - 2.7%
Essent Group Ltd.	86,618	3,780,010
Farmer Mac Class C (non-vtg.)	12,816	961,969
First Defiance Financial Corp.	13,813	330,338
Northwest Bancshares, Inc. (b)	127,898	1,776,503
Pennymac Financial Services, Inc.	729	25,705
Radian Group, Inc.	163,532	3,473,420
Walker & Dunlop, Inc.	29,084	1,886,097
Washington Federal, Inc.	38,176	1,144,898
Waterstone Financial, Inc.	38,943	647,622
		14,026,562

TOTAL FINANCIALS		89,853,024

HEALTH CARE - 20.4%
Biotechnology - 8.1%
ACADIA Pharmaceuticals, Inc. (a)	39,857	1,703,488
Acceleron Pharma, Inc. (a)	9,954	855,347
Adverum Biotechnologies, Inc. (a)	18,818	231,650
Affimed NV (a)	130,575	308,157
Aimmune Therapeutics, Inc. (a)(b)	4,310	102,621
Akebia Therapeutics, Inc. (a)	71,235	631,854
Aldeyra Therapeutics, Inc. (a)	10,850	41,230
Allakos, Inc. (a)(b)	7,715	480,876
Allogene Therapeutics, Inc. (a)	722	19,494
Amicus Therapeutics, Inc. (a)	47,700	455,297
Apellis Pharmaceuticals, Inc. (a)	21,342	738,860
Applied Therapeutics, Inc. (a)	8,936	371,291
Ardelyx, Inc. (a)	77,565	536,750
Arena Pharmaceuticals, Inc. (a)	10,362	462,145
Arrowhead Pharmaceuticals, Inc. (a)	18,973	670,885
Athenex, Inc. (a)(b)	17,314	211,577
Avid Bioservices, Inc. (a)	18,551	116,871
Biohaven Pharmaceutical Holding Co. Ltd. (a)	6,301	278,252
Biospecifics Technologies Corp. (a)	1,868	103,095
BioXcel Therapeutics, Inc. (a)(b)	10,691	400,913
Blueprint Medicines Corp. (a)	10,372	561,436
Castle Biosciences, Inc. (b)	4,128	123,592
Catalyst Pharmaceutical Partners, Inc. (a)	113,153	476,374
Cel-Sci Corp. (a)(b)	9,403	103,151
ChemoCentryx, Inc. (a)	6,141	274,810
Chimerix, Inc. (a)	127,518	225,707
Coherus BioSciences, Inc. (a)	35,164	680,423
Constellation Pharmaceuticals, Inc. (a)(b)	12,893	455,639
Cortexyme, Inc.	5,865	294,716
Cue Biopharma, Inc. (a)	5,742	100,428
Cyclerion Therapeutics, Inc. (a)(b)	3,819	16,345
CytomX Therapeutics, Inc. (a)	11,690	78,206
Deciphera Pharmaceuticals, Inc. (a)	14,037	747,330
Denali Therapeutics, Inc. (a)(b)	3,187	63,007
Dicerna Pharmaceuticals, Inc. (a)	6,374	125,823
Eagle Pharmaceuticals, Inc. (a)	3,772	173,135
Editas Medicine, Inc. (a)(b)	5,396	119,683
Eidos Therapeutics, Inc. (a)(b)	4,342	219,618
Emergent BioSolutions, Inc. (a)	18,754	1,100,485
Epizyme, Inc. (a)	10,854	232,601
Esperion Therapeutics, Inc. (a)(b)	2,038	102,899
Fate Therapeutics, Inc. (a)	27,633	806,884
FibroGen, Inc. (a)	28,091	1,174,204
Forty Seven, Inc. (a)	14,775	856,950
Global Blood Therapeutics, Inc. (a)	13,132	839,923
Halozyme Therapeutics, Inc. (a)	63,757	1,247,724
Heron Therapeutics, Inc. (a)(b)	11,877	221,506
IGM Biosciences, Inc. (a)	5,330	274,015
ImmunoGen, Inc. (a)	130,039	578,674
Immunomedics, Inc. (a)	35,565	569,040
Insmed, Inc. (a)	16,396	408,260
Intercept Pharmaceuticals, Inc. (a)	4,868	447,564
Invitae Corp. (a)(b)	41,415	844,038
Iovance Biotherapeutics, Inc. (a)	45,674	1,503,131
Ironwood Pharmaceuticals, Inc. Class A (a)	20,664	248,795
Kadmon Holdings, Inc. (a)	100,825	467,828
Karuna Therapeutics, Inc. (a)	4,342	378,883
Karyopharm Therapeutics, Inc. (a)	806	13,170
Kodiak Sciences, Inc. (a)(b)	11,606	742,436
Krystal Biotech, Inc. (a)(b)	6,007	321,074
Kura Oncology, Inc. (a)	7,583	91,527
Ligand Pharmaceuticals, Inc. Class B (a)(b)	6,574	615,326
Mirati Therapeutics, Inc. (a)(b)	10,185	911,456
Molecular Templates, Inc. (a)	16,907	272,034
Momenta Pharmaceuticals, Inc. (a)	37,852	1,070,833
Myriad Genetics, Inc. (a)	23,163	408,132
Natera, Inc. (a)	28,203	1,069,035
NextCure, Inc.	2,264	94,545
Oncternal Therapeutics, Inc. rights (a)(c)	1,148	0
Opko Health, Inc. (a)(b)	243,234	364,851
Organogenesis Holdings, Inc. Class A (a)	13,786	54,041
Oyster Point Pharma, Inc. (a)	6,241	220,994
Pfenex, Inc. (a)	32,253	374,135
Pieris Pharmaceuticals, Inc. (a)	13	40
Portola Pharmaceuticals, Inc. (a)(b)	25,185	254,620
Principia Biopharma, Inc. (a)	12,788	825,593
PTC Therapeutics, Inc. (a)	24,574	1,347,638
Puma Biotechnology, Inc. (a)(b)	31,110	334,588
Radius Health, Inc. (a)	27,709	583,552
RAPT Therapeutics, Inc. (a)(b)	5,438	107,509
Recro Pharma, Inc. (a)	23,376	335,212
REGENXBIO, Inc. (a)	9,200	368,000
Repligen Corp. (a)	12,057	1,032,079
Retrophin, Inc. (a)	33,351	516,774
Syndax Pharmaceuticals, Inc. (a)	16,451	154,804
TG Therapeutics, Inc. (a)(b)	44,214	554,886
Turning Point Therapeutics, Inc.	3,189	158,079
Ultragenyx Pharmaceutical, Inc. (a)(b)	10,247	574,652
Vanda Pharmaceuticals, Inc. (a)	37,485	413,460
Veracyte, Inc. (a)	28,374	700,554
Vericel Corp. (a)	16,264	251,116
Viela Bio, Inc. (b)	2,608	113,813
Xbiotech, Inc. (a)(b)	21,030	257,828
Xencor, Inc. (a)	5,180	168,298
		41,540,164
Health Care Equipment & Supplies - 4.8%
Cardiovascular Systems, Inc. (a)	71,137	2,676,174
ConforMis, Inc. (a)	201,182	156,761
Cutera, Inc. (a)	5,048	125,089
Haemonetics Corp. (a)	40,146	4,349,002
Integer Holdings Corp. (a)	40,495	3,651,434
Invacare Corp.	34,214	259,342
Lantheus Holdings, Inc. (a)	55,889	869,074
LeMaitre Vascular, Inc.	4,920	140,220
Meridian Bioscience, Inc.	158,652	1,267,629
Nevro Corp. (a)	8,790	1,144,019
Novocure Ltd. (a)	28,246	2,054,897
Orthofix International NV (a)	41,325	1,460,426
Seaspine Holdings Corp. (a)	24,285	343,147
Shockwave Medical, Inc. (a)	401	16,096
SurModics, Inc. (a)	52,987	1,849,776
Tandem Diabetes Care, Inc. (a)	51,108	3,815,723
Wright Medical Group NV (a)	15,918	481,520
		24,660,329
Health Care Providers & Services - 3.6%
Amedisys, Inc. (a)	21,954	3,820,216
Apollo Medical Holdings, Inc. (a)(b)	29,276	511,452
Brookdale Senior Living, Inc. (a)	34,943	229,576
Corvel Corp. (a)	36,358	2,506,521
Exagen, Inc. (a)(b)	4,062	69,379
Magellan Health Services, Inc. (a)	16,326	979,723
National Healthcare Corp.	39,933	2,963,428
Patterson Companies, Inc.	20,711	492,715
Pennant Group, Inc. (a)	5,910	160,575
Providence Service Corp. (a)	19,279	1,191,057
Select Medical Holdings Corp. (a)	106,206	2,542,572
Tenet Healthcare Corp. (a)	113,823	2,991,268
U.S. Physical Therapy, Inc.	2,731	284,625
		18,743,107
Health Care Technology - 1.6%
Allscripts Healthcare Solutions, Inc. (a)	346,441	2,612,165
HealthStream, Inc. (a)	17,752	431,729
HMS Holdings Corp. (a)	57,311	1,316,434
Nextgen Healthcare, Inc. (a)	171,878	2,248,164
Teladoc Health, Inc. (a)(b)	13,370	1,670,715
		8,279,207
Life Sciences Tools & Services - 0.7%
Fluidigm Corp. (a)	15,934	52,901
Luminex Corp.	24,185	598,821
Medpace Holdings, Inc. (a)	12,987	1,168,051
Nanostring Technologies, Inc. (a)	16,435	586,072
NeoGenomics, Inc. (a)	18,314	518,836
Syneos Health, Inc. (a)	13,087	829,061
		3,753,742
Pharmaceuticals - 1.6%
Akorn, Inc. (a)	190,664	221,170
Amneal Pharmaceuticals, Inc. (a)	77,167	297,093
Arvinas Holding Co. LLC (a)	571	26,911
Assertio Therapeutics, Inc. (a)	59,586	64,353
Axsome Therapeutics, Inc. (a)(b)	10,328	805,584
Baudax Bio, Inc. (a)(b)	3,168	22,113
Collegium Pharmaceutical, Inc. (a)	21,433	509,034
Corcept Therapeutics, Inc. (a)(b)	32,444	409,443
Endo International PLC (a)	133,698	738,013
Intra-Cellular Therapies, Inc. (a)	4,918	103,770
Mallinckrodt PLC (a)(b)	134,030	573,648
MyoKardia, Inc. (a)	8,731	553,458
NGM Biopharmaceuticals, Inc. (b)	3,244	58,522
Pacira Biosciences, Inc. (a)	19,907	863,566
Phibro Animal Health Corp. Class A	19,998	504,950
Prestige Brands Holdings, Inc. (a)	27,615	1,031,696
Reata Pharmaceuticals, Inc. (a)	5,171	1,007,052
Revance Therapeutics, Inc. (a)	2,040	47,165
Supernus Pharmaceuticals, Inc. (a)	8,478	152,519
Theravance Biopharma, Inc. (a)	2,861	69,665
Zogenix, Inc. (a)	3,818	95,755
		8,155,480

TOTAL HEALTH CARE		105,132,029

INDUSTRIALS - 17.1%
Aerospace & Defense - 2.1%
AAR Corp.	79,072	2,731,938
Aerojet Rocketdyne Holdings, Inc. (a)	2,375	117,040
Astronics Corp. (a)	34,663	702,619
Axon Enterprise, Inc. (a)	10,992	850,451
Moog, Inc. Class A	42,268	3,259,708
Parsons Corp.	76,997	3,009,813
		10,671,569
Airlines - 0.0%
Mesa Air Group, Inc. (a)	8,292	47,845
Building Products - 1.9%
Advanced Drain Systems, Inc.	24,670	1,032,686
Builders FirstSource, Inc. (a)	6,795	154,314
Gibraltar Industries, Inc. (a)	11,062	560,512
Griffon Corp.	3,519	61,231
Quanex Building Products Corp.	70,656	1,187,021
Simpson Manufacturing Co. Ltd.	11,132	884,215
Trex Co., Inc. (a)(b)	26,989	2,581,498
Universal Forest Products, Inc.	65,704	3,078,889
		9,540,366
Commercial Services & Supplies - 3.7%
ADS Waste Holdings, Inc. (a)	2,401	79,377
Brady Corp. Class A	45,573	2,157,426
Deluxe Corp.	75,707	2,521,043
Herman Miller, Inc.	82,948	2,840,140
Kimball International, Inc. Class B	160,140	2,591,065
Knoll, Inc.	41,868	738,552
Mobile Mini, Inc.	11,109	433,140
Steelcase, Inc. Class A	175,882	2,852,806
Tetra Tech, Inc.	16,198	1,309,932
UniFirst Corp.	18,806	3,494,343
VSE Corp.	3,200	94,240
		19,112,064
Construction & Engineering - 1.0%
Comfort Systems U.S.A., Inc.	5,408	228,326
EMCOR Group, Inc.	50,482	3,883,075
Great Lakes Dredge & Dock Corp. (a)	92,404	896,319
Primoris Services Corp.	15,428	292,823
		5,300,543
Electrical Equipment - 3.3%
Atkore International Group, Inc. (a)	88,229	3,256,532
AZZ, Inc.	38,050	1,403,665
Encore Wire Corp.	57,110	2,796,677
EnerSys	50,369	3,101,723
Generac Holdings, Inc. (a)(b)	39,062	4,022,995
Powell Industries, Inc.	59,019	1,973,005
Preformed Line Products Co.	12,153	593,066
Thermon Group Holdings, Inc. (a)	2,795	49,108
		17,196,771
Machinery - 1.1%
Columbus McKinnon Corp. (NY Shares)	4,611	143,356
Evoqua Water Technologies Corp. (a)	41,749	875,477
Federal Signal Corp.	3,100	89,900
Gorman-Rupp Co.	7,107	227,353
Hillenbrand, Inc.	41,131	962,465
Hurco Companies, Inc.	20,572	579,719
L.B. Foster Co. Class A (a)	4,187	65,987
Mueller Industries, Inc.	18,451	516,259
Park-Ohio Holdings Corp.	13,970	342,544
Rexnord Corp.	50,798	1,481,270
Wabash National Corp.	4,307	47,291
Watts Water Technologies, Inc. Class A	3,310	310,842
		5,642,463
Marine - 0.1%
Costamare, Inc. (b)	58,579	382,521
Professional Services - 2.1%
Barrett Business Services, Inc.	17,026	1,019,857
CRA International, Inc.	5,390	250,689
Heidrick & Struggles International, Inc.	75,563	1,685,055
Kforce, Inc.	84,590	2,576,611
Korn Ferry	32,756	1,145,805
Resources Connection, Inc.	180,427	2,260,750
TriNet Group, Inc. (a)	39,415	2,083,477
		11,022,244
Road & Rail - 0.4%
ArcBest Corp.	18,526	367,000
Heartland Express, Inc.	22,251	398,515
Marten Transport Ltd.	57,941	1,132,167
Universal Logistics Holdings, Inc.	281	4,330
		1,902,012
Trading Companies & Distributors - 1.4%
Applied Industrial Technologies, Inc.	30,438	1,795,538
BMC Stock Holdings, Inc. (a)	15,362	376,830
GATX Corp.	1,248	89,269
GMS, Inc. (a)	29,376	671,242
Herc Holdings, Inc. (a)	10,364	380,152
Lawson Products, Inc. (a)	1,581	63,240
Rush Enterprises, Inc. Class A	74,013	3,102,625
Systemax, Inc.	41,988	875,870
		7,354,766

TOTAL INDUSTRIALS		88,173,164

INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 0.6%
Acacia Communications, Inc. (a)	2,005	137,363
Calix Networks, Inc. (a)	235,218	2,116,962
Comtech Telecommunications Corp.	4,872	136,513
Digi International, Inc. (a)	22,469	297,490
Extreme Networks, Inc. (a)	44,207	222,361
Tessco Technologies, Inc.	2,417	14,478
		2,925,167
Electronic Equipment & Components - 2.4%
Anixter International, Inc. (a)	2,105	205,259
Badger Meter, Inc. (b)	25,772	1,551,732
Belden, Inc.	22,357	892,715
ePlus, Inc. (a)	8,604	651,839
Insight Enterprises, Inc. (a)	51,114	2,815,870
Itron, Inc. (a)	1,212	91,918
Kimball Electronics, Inc. (a)	63,245	856,970
Methode Electronics, Inc. Class A	33,403	1,024,136
PC Connection, Inc.	46,410	1,887,495
Sanmina Corp. (a)	20,763	545,859
ScanSource, Inc. (a)	41,577	1,182,034
Tech Data Corp. (a)	5,787	824,011
		12,529,838
IT Services - 1.4%
CSG Systems International, Inc.	7,378	326,477
EVERTEC, Inc.	97,267	2,886,885
ManTech International Corp. Class A	8,816	660,318
Perspecta, Inc.	62,781	1,567,642
Sykes Enterprises, Inc. (a)	62,554	1,981,711
Verra Mobility Corp. (a)	1,105	16,735
		7,439,768
Semiconductors & Semiconductor Equipment - 5.4%
Alpha & Omega Semiconductor Ltd. (a)	869	9,420
Ambarella, Inc. (a)	29,838	1,773,869
Amkor Technology, Inc. (a)	269,327	2,810,427
Cirrus Logic, Inc. (a)	54,285	3,726,122
Diodes, Inc. (a)	40,588	1,786,278
Enphase Energy, Inc. (a)	4,327	211,893
FormFactor, Inc. (a)	32,223	720,829
Inphi Corp. (a)	19,513	1,456,841
Lattice Semiconductor Corp. (a)	180,773	3,244,875
NeoPhotonics Corp. (a)	370,767	2,450,770
Photronics, Inc. (a)	13,870	172,682
Power Integrations, Inc.	25,100	2,184,955
Rambus, Inc. (a)	12,645	176,777
Silicon Laboratories, Inc. (a)	38,547	3,418,348
Synaptics, Inc. (a)	47,247	3,120,664
Ultra Clean Holdings, Inc. (a)	14,171	296,316
Veeco Instruments, Inc. (a)	14,968	200,422
		27,761,488
Software - 4.3%
Agilysys, Inc. (a)	93,176	2,993,745
AppFolio, Inc. (a)	6,705	824,514
BlackLine, Inc. (a)(b)	32,296	2,020,761
Box, Inc. Class A (a)	225,739	3,781,128
CommVault Systems, Inc. (a)	62,823	2,619,719
Cornerstone OnDemand, Inc. (a)	36,813	1,510,437
MobileIron, Inc. (a)	286,662	1,160,981
Progress Software Corp.	81,186	3,027,426
Q2 Holdings, Inc. (a)	29,753	2,242,484
Rimini Street, Inc. (a)	972	4,491
SPS Commerce, Inc. (a)	27,243	1,432,982
Tenable Holdings, Inc. (a)	9,342	229,066
Verint Systems, Inc. (a)	5,292	290,425
		22,138,159
Technology Hardware, Storage & Peripherals - 0.3%
Astro-Med, Inc.	1,679	18,234
Avid Technology, Inc. (a)	186,286	1,376,654
Diebold Nixdorf, Inc. (a)(b)	28,472	199,873
		1,594,761

TOTAL INFORMATION TECHNOLOGY		74,389,181

MATERIALS - 4.2%
Chemicals - 1.1%
FutureFuel Corp.	85,219	866,677
Hawkins, Inc.	1,345	48,084
Koppers Holdings, Inc. (a)	11,248	245,881
Orion Engineered Carbons SA (b)	16,654	236,653
PolyOne Corp.	45,567	1,128,239
Stepan Co.	32,041	2,814,161
Tredegar Corp.	3,403	58,055
Tronox Holdings PLC	62,201	456,555
		5,854,305
Construction Materials - 0.6%
Forterra, Inc. (a)	209,290	2,833,787
Containers & Packaging - 0.4%
Myers Industries, Inc.	167,033	2,266,638
Metals & Mining - 1.4%
Commercial Metals Co.	94,675	1,728,766
Gold Resource Corp.	17,091	68,706
Hecla Mining Co.	132,618	350,112
Materion Corp.	29,340	1,330,276
Novagold Resources, Inc. (a)	39,356	312,268
Ryerson Holding Corp. (a)	4,250	35,403
Schnitzer Steel Industries, Inc. Class A (b)	20,376	335,796
Worthington Industries, Inc.	87,930	2,796,174
		6,957,501
Paper & Forest Products - 0.7%
Boise Cascade Co.	59,909	2,125,571
Louisiana-Pacific Corp.	4,002	113,857
Schweitzer-Mauduit International, Inc.	44,358	1,495,752
		3,735,180

TOTAL MATERIALS		21,647,411

REAL ESTATE - 6.4%
Equity Real Estate Investment Trusts (REITs) - 4.8%
Agree Realty Corp.	3,765	270,402
American Assets Trust, Inc.	78,721	3,262,985
Braemar Hotels & Resorts, Inc.	9,239	67,999
Clipper Realty, Inc.	2,333	26,293
CoreCivic, Inc.	185,422	2,746,100
CorePoint Lodging, Inc.	3,509	27,932
DiamondRock Hospitality Co.	139,044	1,268,081
EastGroup Properties, Inc.	12,949	1,628,078
Essential Properties Realty Trust, Inc.	27,978	640,976
Franklin Street Properties Corp.	7,870	56,113
Healthcare Realty Trust, Inc.	10,214	350,340
Kite Realty Group Trust	36,025	581,804
National Storage Affiliates Trust	23,617	796,838
New Senior Investment Group, Inc.	47,071	285,721
Piedmont Office Realty Trust, Inc. Class A	12,683	273,826
PS Business Parks, Inc.	23,509	3,492,262
Rexford Industrial Realty, Inc.	7,100	332,067
RLJ Lodging Trust	90,323	1,193,167
Senior Housing Properties Trust (SBI)	270,509	1,701,502
Sunstone Hotel Investors, Inc.	253,295	2,773,580
The GEO Group, Inc.	90,620	1,326,677
Xenia Hotels & Resorts, Inc.	120,809	1,807,303
		24,910,046
Real Estate Management & Development - 1.6%
Gyrodyne LLC (a)	346	6,408
Kennedy-Wilson Holdings, Inc.	61,249	1,237,842
Marcus & Millichap, Inc. (a)	46,702	1,492,596
Maui Land & Pineapple, Inc. (a)	2,892	31,841
Newmark Group, Inc.	283,293	2,705,448
RE/MAX Holdings, Inc.	18,223	531,200
The RMR Group, Inc.	55,316	2,061,074
		8,066,409

TOTAL REAL ESTATE		32,976,455

UTILITIES - 2.9%
Electric Utilities - 1.6%
Allete, Inc.	32,150	2,218,029
El Paso Electric Co.	2,736	185,692
MGE Energy, Inc.	2,631	187,696
Otter Tail Corp.	26,761	1,300,852
PNM Resources, Inc. (b)	6,343	298,628
Portland General Electric Co.	73,842	4,017,743
Spark Energy, Inc. Class A,	15,870	135,847
		8,344,487
Gas Utilities - 0.2%
New Jersey Resources Corp.	18,100	639,111
South Jersey Industries, Inc.	9,096	246,047
Southwest Gas Holdings, Inc. (b)	1,105	71,471
		956,629
Independent Power and Renewable Electricity Producers - 0.7%
Atlantic Power Corp. (a)	97,440	221,189
Clearway Energy, Inc. Class A	146,233	2,967,068
Ormat Technologies, Inc.	535	37,279
Pattern Energy Group, Inc.	2,736	74,009
Sunnova Energy International, Inc.	1,986	34,358
		3,333,903
Multi-Utilities - 0.1%
Avista Corp.	2,800	132,020
Black Hills Corp.	6,615	477,603
NorthWestern Energy Corp.	1,738	122,251
		731,874
Water Utilities - 0.3%
American States Water Co.	10,729	821,734
Artesian Resources Corp. Class A	732	25,130
Consolidated Water Co., Inc.	10,280	166,125
SJW Corp. (b)	2,485	152,032
York Water Co.	5,734	242,491
		1,407,512

TOTAL UTILITIES		14,774,405

TOTAL COMMON STOCKS
(Cost $493,248,659)		509,291,003
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.64% 3/19/20 (d)
(Cost $249,796)	250,000	249,830
	Shares	Value

Money Market Funds - 7.4%
Fidelity Cash Central Fund 1.60% (e)	4,943,265	$4,944,253
Fidelity Securities Lending Cash Central Fund 1.60% (e)(f)	33,035,190	33,038,493
TOTAL MONEY MARKET FUNDS
(Cost $37,980,009)		37,982,746
TOTAL INVESTMENT IN SECURITIES - 106.1%
(Cost $531,478,464)		547,523,579
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(31,563,080)
NET ASSETS - 100%		$515,960,499

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	74	March 2020	$5,457,130	$(381,923)	$(381,923)

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $249,830.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$132,671
Fidelity Securities Lending Cash Central Fund	486,675
Total	$619,346

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$12,494,749	$12,494,749	$--	$--
Consumer Discretionary	52,323,898	52,323,898	--	--
Consumer Staples	12,675,372	12,675,372	--	--
Energy	4,851,315	4,851,315	--	--
Financials	89,853,024	89,853,024	--	--
Health Care	105,132,029	105,132,029	--	0
Industrials	88,173,164	88,173,164	--	--
Information Technology	74,389,181	74,389,181	--	--
Materials	21,647,411	21,647,411	--	--
Real Estate	32,976,455	32,976,455	--	--
Utilities	14,774,405	14,774,405	--	--
U.S. Government and Government Agency Obligations	249,830	--	249,830	--
Money Market Funds	37,982,746	37,982,746	--	--
Total Investments in Securities:	$547,523,579	$547,273,749	$249,830	$0
Derivative Instruments:
Liabilities
Futures Contracts	$(381,923)	$(381,923)	$--	$--
Total Liabilities	$(381,923)	$(381,923)	$--	$--
Total Derivative Instruments:	$(381,923)	$(381,923)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(381,923)
Total Equity Risk	0	(381,923)
Total Value of Derivatives	$0	$(381,923)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $32,051,201) — See accompanying schedule: Unaffiliated issuers (cost $493,498,455)	$509,540,833
Fidelity Central Funds (cost $37,980,009)	37,982,746
Total Investment in Securities (cost $531,478,464)		$547,523,579
Receivable for investments sold		6,982,852
Receivable for fund shares sold		852,150
Dividends receivable		505,770
Distributions receivable from Fidelity Central Funds		24,798
Total assets		555,889,149
Liabilities
Payable to custodian bank	$105,952
Payable for investments purchased	$3,734,858
Payable for fund shares redeemed	2,702,930
Accrued management fee	314,442
Payable for daily variation margin on futures contracts	39,261
Collateral on securities loaned	33,031,207
Total liabilities		39,928,650
Net Assets		$515,960,499
Net Assets consist of:
Paid in capital		$517,896,458
Total accumulated earnings (loss)		(1,935,959)
Net Assets		$515,960,499
Net Asset Value, offering price and redemption price per share ($515,960,499 ÷ 45,612,145 shares)		$11.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$9,360,707
Interest		8,767
Income from Fidelity Central Funds (including $486,675 from security lending)		619,346
Total income		9,988,820
Expenses
Management fee	$4,031,811
Independent trustees' fees and expenses	3,490
Commitment fees	1,642
Total expenses before reductions	4,036,943
Expense reductions	(941)
Total expenses after reductions		4,036,002
Net investment income (loss)		5,952,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(303,169)
Fidelity Central Funds	1,601
Futures contracts	78,641
Total net realized gain (loss)		(222,927)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(57,816,872)
Fidelity Central Funds	(17)
Futures contracts	(1,181,352)
Total change in net unrealized appreciation (depreciation)		(58,998,241)
Net gain (loss)		(59,221,168)
Net increase (decrease) in net assets resulting from operations		$(53,268,350)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,952,818	$6,340,564
Net realized gain (loss)	(222,927)	54,781,226
Change in net unrealized appreciation (depreciation)	(58,998,241)	(36,147,809)
Net increase (decrease) in net assets resulting from operations	(53,268,350)	24,973,981
Distributions to shareholders	(5,905,233)	(88,826,591)
Share transactions
Proceeds from sales of shares	51,342,519	106,108,501
Reinvestment of distributions	5,607,999	84,289,442
Cost of shares redeemed	(182,987,536)	(188,185,526)
Net increase (decrease) in net assets resulting from share transactions	(126,037,018)	2,212,417
Total increase (decrease) in net assets	(185,210,601)	(61,640,193)
Net Assets
Beginning of period	701,171,100	762,811,293
End of period	$515,960,499	$701,171,100
Other Information
Shares
Sold	4,135,743	7,748,555
Issued in reinvestment of distributions	426,140	7,097,889
Redeemed	(14,743,945)	(14,298,545)
Net increase (decrease)	(10,182,062)	547,899

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Enhanced Index Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$13.81	$14.32	$10.99	$13.05
Income from Investment Operations
Net investment income (loss)B	.12	.11	.13	.12	.11
Net realized and unrealized gain (loss)	(1.26)	.31	.55	3.31	(1.52)
Total from investment operations	(1.14)	.42	.68	3.43	(1.41)
Distributions from net investment income	(.12)	(.12)	(.13)	(.10)	(.09)
Distributions from net realized gain	–	(1.54)	(1.06)	–	(.56)
Total distributions	(.12)	(1.66)	(1.19)	(.10)	(.65)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$11.31	$12.57	$13.81	$14.32	$10.99
Total ReturnD	(9.18)%	4.01%	4.95%	31.15%	(11.20)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.64%	.64%	.67%	.67%
Expenses net of fee waivers, if any	.64%	.64%	.64%	.67%	.67%
Expenses net of all reductions	.64%	.64%	.64%	.67%	.67%
Net investment income (loss)	.94%	.84%	.89%	.93%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$515,960	$701,171	$762,811	$1,210,189	$529,009
Portfolio turnover rateG	79%	88%	100%	76%	87%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Fidelity Small Cap Enhanced Index Fund (the Fund) is a fund of Fidelity Commonwealth Trust II (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,788,631
Gross unrealized depreciation	(56,754,674)
Net unrealized appreciation (depreciation)	$14,033,957
Tax Cost	$533,489,622

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(15,755,779)
Net unrealized appreciation (depreciation) on securities and other investments	$14,033,957

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(15,755,779)

The fund intends to elect to defer to its next fiscal year $214,137 of ordinary losses recognized during the period January 1, 2020 to February 29, 2020.

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$5,905,233	$ 9,620,987
Long-term Capital Gains	–	79,205,604
Total	$5,905,233	$ 88,826,591

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Enhanced Index Fund	490,986,499	611,024,794

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The Fund pays an all-inclusive management fee based on annual rate of .64% of the Fund's average net assets; and the investment adviser pays all ordinary operating expenses of the Fund, except fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Small Cap Enhanced Index Fund	$1,642

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $208,026. Total fees paid by the Fund to NFS, as lending agent, amounted to $41,015. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $24,457 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $941.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Commonwealth Trust II and Shareholders of Fidelity Small Cap Enhanced Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Enhanced Index Fund (one of the funds constituting Fidelity Commonwealth Trust II, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020(collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts for central funds housed in an LLC: fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Michael E. Wiley, oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2017

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2017

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2017

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.64%	$1,000.00	$957.00	$3.11
Hypothetical-C		$1,000.00	$1,021.68	$3.22

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 99% of the dividends distributed in December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Enhanced Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board noted that the Amended and Restated Contracts will reflect the replacement of FMRC with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and that the sub-advisory agreement would reflect removal of a fee aggregation provision not currently in effect. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Enhanced Index Fund

The Board considered the fund's underperformance for different time periods based on the June 30, 2019 data presented above. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Given the fund's competitive management fee rates, Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include a hypothetical net management fee for periods after 2016. With respect to the historical net management fee information, the Board considered that non-management expenses may exceed the fund's all-inclusive fee and result in a negative net management fee.

Fidelity Small Cap Enhanced Index Fund

The Board considered that a new management contract for the fund that implemented an all-inclusive management fee structure had taken effect April 1, 2017, following approval by shareholders. Under this new fee structure, the management fee rate for the fund increased from 0.52% to 0.64%, and FMR now pays all other expenses of the fund with limited exceptions. The Board noted that as a result of the new fee structure, total expenses incurred by shareholders decreased. The Board also noted that the comparisons for 2015 and later reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that Fidelity believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such astransfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by the investment adviser under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board consideredthe revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's and Geode's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SCE-ANN-0420
1.9885266.103

Item 2.

Code of Ethics

As of the end of the period, February 29, 2020, Fidelity Commonwealth Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Small Cap Enhanced Index Fund (the “Fund”):

Services Billed by PwC

February 29, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Small Cap Enhanced Index Fund	$43,100	$3,600	$3,400	$1,500

February 28, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Small Cap Enhanced Index Fund	$45,000	$3,500	$3,500	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2020A	February 28, 2019A
Audit-Related Fees	$7,927,700	$7,930,000
Tax Fees	$28,000	$15,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 29, 2020A	February 28, 2019A
PwC	$12,601,900	$11,130,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 21, 2020